SUMMARY PROSPECTUS	January 30, 2023
VELA Large Cap Plus Fund Class A (VELAX) Class I (VELIX)
Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://funddocs.filepoint.com/vela/. You can also get this information at no cost by calling 1-833-399-1001 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated January 30, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the VELA Large Cap Plus Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

his table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in VELA Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 39 of the fund’s Prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a% of Offering Price	5.00%	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management fees	0.75%	0.75%
Distribution (12b-1) fees	0.25%	0.00%
Other expenses[1]
Administrative fees[1,2]	0.42%	0.42%
Interest charges and dividend expense[3]	0.64%	0.64%
Total other expenses	1.06%	1.06%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses[4]	2.07%	1.82%

(1)	The fund’s “Other expenses” have been restated to reflect current fees.

(2)	The fund’s investment adviser, VELA Investment Management, LLC (the “Adviser”), pays most of the fund’s operating expenses (with certain exceptions) in return for an “administrative fee” (exclusive of the management fee, brokerage and other expenses of executing fund transactions; taxes or governmental fees; costs of borrowing (such as interest charges and dividend expenses on securities sold short); litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, as well as any expenses incurred pursuant to the fund’s Rule 12b-1 Distribution Plan).

(3)	Interest charges and dividend expense have been restated to reflect current interest charges and dividend expense.

(4)	“Total annual fund operating expenses” will not correlate to the fund’s ratio of total expenses to average net assets in the fund’s Financial Highlights, which reflects the operating expenses of the fund, but does not include “Acquired fund fees and expenses.”

Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them.

The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,116	$1,558	$2,780
Class I	$185	$573	$985	$2,137

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover was 66% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests at least 80% of its net assets in long and short positions in U.S. equity securities with large market capitalizations. The fund will: (i) invest its assets in U.S. equity securities of companies with market capitalizations within the range of the market capitalizations for the Russell 1000 Index that the Adviser believes are undervalued and (ii) sell short U.S. equity securities with market capitalizations within the range of the market capitalizations for the Russell 1000 Index that the Adviser believes are overvalued or have worse prospects than other investment opportunities. Equity securities consist of common and preferred stocks. The capitalization range of the Russell 1000 Index is between $271 million and $2.2 trillion as of September 30, 2022. The size of the companies included in the Russell 1000 Index will change with market conditions. In addition, the fund may, under certain circumstances, invest in securities of small and mid capitalization companies. Under normal market conditions, the fund intends to maintain its net exposure in the range of 80% - 100% (long market value minus short market value). However, the long and short positions held by the fund will vary in size as market opportunities change. The fund’s long positions and their equivalents will generally range between 100% and 140% of the value of the fund’s net assets. The fund’s short positions will generally range between 0% and 40% of the value of the fund’s net assets.

The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins, balance sheet strength, free cash flow generation, management stewardship, and other economic factors. The Adviser also typically considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

The fund will sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. Additionally, the fund may sell a security short if the fund managers expect the security to underperform a relevant benchmark and/or long positions in the portfolio. The fund may also sell securities of exchange traded funds (“ETFs”) short to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. Using short sale proceeds to invest in a long position with a higher expected return increases the fund’s long exposure and can result in a positive net return even if the security sold short increases in price as long as the long position outperforms the short position inclusive of all fees and dividends associated with the short sale. Conversely, using short sale proceeds to increase the fund’s long exposure can result in greater losses to the fund if both positions decrease in value or if losses in the long position exceed any gains on the short position. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the fund’s assets will as a matter of practice be invested in short sales. The fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the fund’s net assets.

Once a stock is purchased or sold short, the Adviser continues to monitor the company’s strategies, financial performance, and competitive environment. The Adviser may sell a security (or repurchase a security sold short) as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating (or improving in the case of a short sale), if the company’s stock price is discounting more than the company’s long range earnings potential (or discounting less than the company’s long range economic value in the case of a short sale), or, if it identifies a stock that it believes offers a better investment opportunity.

The fund may also invest in various types of derivative instruments (such as options, futures contracts, and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities. The fund may buy and sell (write) put options or covered call options to gain or hedge exposure to certain types of securities and generate additional income.

Principal Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the principal risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, state, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the fund and its investments and could result in decreases to the fund’s net asset value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the ability to complete redemptions, all of which could affect fund performance. A health crisis may exacerbate other pre -existing political, social, and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Equity Market Risk. Overall stock market risks may affect the value of the fund. Factors such as U.S. economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the fund’s exposure to stock market movements, sector-swings, or other risk factors. The strategy used by the fund involves complex securities transactions that involve risks different than direct equity investments.

Short Sale Risk. The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. When the fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the fund may maintain certain levels of cash or liquid assets, and the need to maintain such cash or liquid assets could affect the fund’s ability to pursue other opportunities if they arise. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Long/Short Strategy Risk. In situations where the fund takes a long position (i.e., owns a stock outright), the fund will lose money if the price of the stock declines. In situations where the fund takes a short position, the fund will lose money if the price of the stock increases. It is possible that the fund’s long and short positions will not perform as expected and losses on one type of position could more than offset gains on the other or that the fund will lose money on its long and short positions at the same time. To the extent the fund uses the proceeds from short positions to increase the fund’s long positions, the fund could experience greater losses if both positions decrease in value or if losses in the long position exceed any gains on the short position.

Small Cap and Mid Cap Company Risk. Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Large Cap Company Risk. Returns on investments in securities of larger companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid -sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors, or those where the Adviser believes the aggregate present value of the company’s future cash flows is materially greater than that which the market is currently reflecting via the target company’s share price. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Derivatives Risk. Derivatives, including options, futures contracts, and forward contracts, may be riskier than other types of investments and may increase the volatility of the fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the fund’s original investment. Derivatives expose the fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the fund to risks of mispricing or improper valuation. Certain of the fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the fund’s after-tax returns.

Options Risk. There are risks associated with buying and selling call and put options. If the fund buys a put or call option, the fund risks losing the entire premium invested in the option if the fund does not exercise the option. If the fund sells (writes) a put option, there is risk that the fund may be required to buy the underlying investment at a disadvantageous price. If the fund sells (writes) a covered call option, there is risk that the fund may be required to sell the underlying investment at a disadvantageous price. The fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.velafunds.com or by calling 1-833-399-1001.

Class I Annual Total Returns – Year Ended 12/31

During the period shown on the bar chart, the fund’s highest total return for a quarter was 12.84% (quarter ended March 31, 2021) and the fund’s lowest total return for a quarter was -9.83% (quarter ended June 30, 2022).

Average Annual Total Return as of 12/31/22

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception
	Date of	One	Life of
	Class	Year	Fund

Class I Return Before Taxes	9/30/20	-7.46%	14.99%
Return After Taxes on Distributions		-7.85%	14.70%
Return After Taxes on Distributions and Sale of Fund Shares		-4.14%	11.64%
Class A Return Before Taxes	9/30/20	-12.28%	12.11%
Russell 1000 Index*		-19.13%	6.92%
S&P 500 Index		-18.11%	7.71%

*	In prior prospectuses, the Large Cap Plus Fund compared its performance only against the S&P 500 Index. The Fund’s Adviser believes the Russell 1000 Index is a more appropriate and accurate index against which to compare the Large Cap Plus Fund’s investment strategies and, therefore, the Russell 1000 Index will replace the S&P 500 Index as the Large Cap Plus Fund’s primary benchmark in future comparisons.

The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

The S&P 500 Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the fund’s portfolio.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Portfolio Management

Investment Adviser

VELA Investment Management, LLC

Portfolio Managers

The Adviser employs a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the fund. The portfolio managers are:

Roderick Dillon, CFA

Portfolio Manager

Since inception (September 2020)

Kyle Schneider, CFA

Portfolio Manager

Since inception (September 2020)

Buying and Selling Fund Shares

Minimum Initial Investment

Class A: $1,000

Class I: $2,500

Minimum Subsequent Investment

Class A: None

Class I: None

To Place Orders

Regular Mail:	Overnight Mail:
VELA Large Cap Plus Fund	VELA Large Cap Plus Fund
c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154 1-833-399-1001	c/o Ultimus Fund Solutions, LLC 4221 N 203rd St, Suite 100 Elkhorn, NE 68022 1-833-399-1001

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and

Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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